Exhibit 10.1

CONFIDENTIAL TREATMENT

[***] =	Pursuant to 17 CFR 240-24b-2, confidential information has been omitted and has been filed separately with the Securities and Exchange Commission pursuant to a Confidential Treatment Application filed with the Commission.

AMENDMENT AGREEMENT NUMBER AMEND-CW2268976

Amendment No. 7 – Regulus West, LLC

This Amendment Agreement Number AMEND-CW2268976 (“Amendment”) is made and entered into this 31st day of October, 2013 (“Amendment Effective Date”) between American Express Travel Related Services Company, Inc., a.k.a. “American Express”, a.k.a. “AMEX” (herein after “Amexco”), and Regulus West, LLC a Delaware limited liability company, having its principal place of business at 860 Latour Court, Napa, California 94558 (the “Vendor”).

RECITALS

WHEREAS, prior to the Amendment Effective Date, Amexco and Vendor entered into an agreement dated on or about October 25, 1999 (the “Agreement”), (a copy of which is hereto attached as Exhibit A).

WHEREAS, prior to the Amendment Effective Date, Amexco and Vendor amended the Agreement at separate times, the first amendment made on or about July 1, 2000 (“Amendment No. 1”), the second amendment made on or about June 1, 2002 (“Amendment No. 2”), the third amendment made on or about August 18, 2006 and identified as Amendment Number NYC-0-06-2807 (“Amendment No. 3”), the fourth amendment made on or about November 2006 and identified as Amendment Number NYC-0-06-3581 (“Amendment No. 4”), the fifth amendment made on or about October 30, 2009 and identified as Amendment Number NYC-0-06-2162-02 (“Amendment No. 5”) and the sixth amendment made on or about March 29, 2010 and identified as Amendment Number Amend-CW170596 (“Amendment No. 6”) (collectively referred to herein as “Prior Amendments”). (Copies of the Prior Amendments are attached hereto as Exhibit T)

WHEREAS, Amexco and Vendor wish to amend certain of the terms as set forth in the Agreement and as set for in the Prior Amendments.

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth below, the parties agree as follows:

1.	General

1.1	If there is a conflict between the Agreement and this Amendment the terms of this Amendment shall govern.

1.2	If there is a conflict between the Prior Amendments and this Amendment the terms of this Amendment shall govern.

1.3	Except as otherwise modified herein, the capitalized terms used in this Amendment shall have the meaning specified in the Agreement and/or the Prior Amendments.

1.4	Except as amended herein, the remaining terms and conditions of the Agreement and the Prior Amendments shall remain in full force and effect.

1.5	The term “Comprehensive Amendment” as defined in the Prior Amendments shall refer to this Amendment.

1.6	The Schedules and Exhibits attached to this Amendment shall be deemed part of the Agreement, binding upon the parties and shall control where applicable.

1.7	All references to AMEX in the Agreement or the Prior Amendments, including without limitation references appearing within defined terms, shall be read as references to Amexco.

AMENDED TERMS

Prior Amendment No. 6 (See Exhibit T)

1.	Article 44, Section 44.1 is hereby amended to state as follows:

This Amendment shall commence as of the Amendment Effective Date and shall continue in full force and effect thereafter unless and until the Agreement expires or is terminated as provided in Article 20 of the Agreement. Each Schedule shall become effective when duly executed by both parties and shall continue thereafter unless terminated as permitted hereunder. Notwithstanding Article 2 Section 2.01 of the Agreement, the Term of the Agreement, as amended, shall continue until 12:00 midnight on October 31, 2016 unless terminated earlier pursuant to Article 20 of the Agreement. This Amendment will automatically renew for a one (1) year period unless Amexco provides Vendor with written notice not to renew one hundred and eighty (180) days prior to the expiration of this Amendment.

2.	Prior Amendment No. 6, Exhibit P (Prior Amendments) is hereby deleted and replaced with Amendment Exhibit T.

3.	Prior Amendment No. 6, Exhibit M (Performance Standards) is hereby deleted and replaced with Amendment Exhibit Q.

4.	Prior Amendment No. 6, Exhibit N (Security Measures) is hereby deleted and replaced with Amendment Exhibit R.

5.	Prior Amendment No. 6, Exhibit O (Crisis Preparedness Program Requirements) is hereby deleted and replaced with Amendment Exhibit S.

6.	Prior Amendment No. 6, Schedule E (Compensation and Pricing) is hereby deleted and replaced with Amendment Schedule G.

7.	Prior Amendment No. 6, Schedule F (OEI SOW) is hereby deleted and replaced by Amendment Schedule H.

8.	Exhibits and Attachments: The following are attached hereto and incorporated herein by this reference:

Schedule G	Compensation and Pricing-Amendment 7
Schedule H	OEI SOW-Amendment 7
Exhibit Q	Performance Standards-Amendment 7
Exhibit R	Security Measures-Amendment 7
Exhibit S	Crisis Preparedness Program Requirements-Amendment 7
Exhibit T	Prior Amendments
Exhibit U	Foreign Corrupt Practices Act
Exhibit V	American Express Policy Pack
Exhibit W	Information Contract Protection Requirements

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day, month and year first written above.

AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.		REGULUS WEST, LLC

By:	/s/ Jeffrey L. Kaiser	By:	/s/ W. Todd Shiver

Name:	Jeffrey L. Kaiser	Name:	W. Todd Shiver
	(Type or print)		(Type or print)

Title:	Director of Category Management Global Supply Management	Title:	Executive Vice President

Date:	October 31, 2013	Date:	October 31, 2013

Schedule G

[*** 6 pages omitted]

Schedule H

[*** 92 pages omitted]

Exhibit A

[The Agreement is incorporated by reference to Exhibit 4.10 to Registration Statement Nos. 333-185503; 01 filed on December 14, 2012.]

Exhibit Q

[*** 3 pages omitted]

Exhibit R

[*** 3 pages omitted]

Exhibit S

[*** 213 pages omitted]

Exhibit T-1

[The Agreement is incorporated by reference to Exhibit 4.10 to Registration Statement Nos. 333-185503; 01 filed on December 14, 2012.]

Exhibit T-2

[Amendment No. 1 is incorporated by reference to Exhibit 4.10.1 to Registration Statement Nos. 333-185503; 01 filed on December 14, 2012.]

Exhibit T-3

[Amendment No. 2 is incorporated by reference to Exhibit 4.10.2 to Registration Statement Nos. 333-185503; 01 filed on December 14, 2012.]

Exhibit T-4

[Amendment No. 3 is incorporated by reference to Exhibit 4.10.6 to Registration Statement Nos. 333-185503; 01 filed on December 14, 2012.]

Exhibit T-5

[Amendment No. 4 is incorporated by reference to Exhibit 4.10.7 to Registration Statement Nos. 333-185503; 01 filed on December 14, 2012.]

Exhibit T-6

[Amendment No. 5 is incorporated by reference to Exhibit 4.10.8 to Registration Statement Nos. 333-185503; 01 filed on December 14, 2012.]

Exhibit T-7

[Amendment No. 6 is incorporated by reference to Exhibit 4.10.9 to Registration Statement Nos. 333-185503; 01 filed on December 14, 2012.]

Exhibit U

[Exhibit Follows]

EXHIBIT U

FOREIGN CORRUPT PRACTICES ACT/ANTI-BRIBERY REQUIREMENTS

1.	Compliance with Anti-Bribery Laws. Vendor represents and warrants that to the best of its knowledge it, its, officers, directors, and employees, and every other person acting on its behalf or with its authority, in connection with the transactions or services contemplated by this Agreement or any other transactions or services involving Amexco:

a.	Have not made, permitted or authorized, and shall not make, permit or authorize, directly or indirectly, any offer, payment, promise, gift or transfer of money, anything of value, or any financial or other advantage –

i.	To any Government Official (or family member or representative of such Government Official) to obtain, retain or direct business or to secure any commercial advantage;

ii.	To any person to induce the person to improperly perform, or to reward the person for the improper performance of, a relevant function or activity; or knowing or believing that the acceptance of the advantage would itself constitute the improper performance of a relevant function or activity;

iii.	If such offer, payment, promise, gift or transfer would constitute extortion, kickbacks or other unlawful or improper means of obtaining business or any commercial advantage, or acquiescence thereto;

b.	Have not requested, agreed to receive or accepted, and shall not request, agree to receive or accept any bribe;

c.	Have not taken, permitted or authorized and shall not take, permit or authorize, directly or indirectly, any other action that would or might cause Vendor (or any of its affiliates) to be in violation of any applicable Anti-Bribery Laws.

d.	Shall not make or authorize any Facilitating Payment.

2.	Definitions.

a.	“Anti-Bribery Laws” means the United States Foreign Corrupt Practices Act of 1977, and any other anti-bribery or anti-corruption laws of any country in which Vendor is located and providing services to Amexco or otherwise conducting business, as such laws are currently in effect and may be amended from time to time.

b.	“Facilitating Payment” (also known as expediting payment, speed money or grease money) means anything of value provided to an individual employed by or acting on behalf of a government, ministry, embassy or consulate that is intended to encourage that individual to fulfil, or to speed up the execution of, his or her duties.

c.	“Government Official” means:

i.	any person employed full- or part-time by a government, including any judicial, legislative or administrative body, regional subdivision of government (including states, provinces, districts, counties, cities, towns and villages), independent agency, a wholly or partially state-owned or state-controlled entity, sovereign wealth fund, or public academic institution, and any person acting on behalf of such a person;

ii.	any political party, political party official or candidate for political office;

iii.	any employee of a public international organization (such as the African and Asian Development Banks, the European Union, the International Monetary Fund, the World Bank or the United Nations.

3.	Termination. In the event that Amexco has documented evidence, that Vendor, its officers, employees, directors or any other person acting on its behalf has acted or failed to act in any way that may breach the representations, warranties and covenants in this Exhibit U, Amexco shall have the unilateral right, without prejudice to its other rights, to terminate this Agreement by written notice to Vendor subject to the termination provisions set forth in the Agreement. Upon termination of this Agreement, Vendor shall return to Amexco any books, records, and other property in its possession belonging to Amexco.

4.	Duty to Notify. Vendor warrants that, should it learn of or have reason to suspect any breach by Vendor of the covenants in this Exhibit U, it will promptly notify Amexco and take appropriate remedial measures.

Exhibit V

[*** 32 pages omitted]

Exhibit W

[*** 7 pages omitted]